August 14, 1998



Mr. Selby F. Little, III
Chief Financial Officer
HydroChem Industrial Services, Inc.
6210 Rothway
Houston, TX  77040

Re: Credit Agreement dated as of December 31, 1997 ("Agreement") among HydroChem Industrial Services, Inc. ("Borrower") and NationsBank, N.A., as successor in interest by merger to NationsBank of Texas, N.A. (as "Agent" and "Bank")

Dear Mr. Little:

This letter agreement ("Letter Agreement") references the Agreement defined above. Any capitalized terms used herein shall have the same meanings assigned to them in the Agreement unless otherwise defined herein.

In your letter dated January 14, 1998 (the "Vacuum Truck Letter"), you described the Borrower's plan to invest approximately $5 million to purchase vacuum trucks. It is agreed that, for the purpose of calculating Capital Expenditures, the Borrower may exclude the lesser of (i) $3,000,000 and (ii) the actual expenditures made during 1998 which are described in the Vacuum Truck Letter. Also, the Borrower may exclude the lesser of (i) $10,500,000 and (ii) the actual expenditures made prior to December 31, 1998 relating to the purchase and construction of land, plant, equipment and furnishings for the Borrower's new headquarters facility in Deer Park, Texas. In order to make these exclusions, the Borrower should detail the above expenditures in an attachment to the Borrowing Base and Compliance Certificate as incurred.

Except as specifically described herein, the Agreement and the other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Bank's rights under the Credit Documents as amended, including the waiver of any Default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT
THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      EXECUTED as of the date first above written.

                        BORROWER:

                        HYDROCHEM INDUSTRIAL SERVICES,
                        INC.

                        By: /s/ Selby F. Little, III
                        Name: Selby F. Little, III
                        Title: Executive Vice President & Chief
                              Financial Officer


                        AGENT:

                        NATIONSBANK, N.A., as Agent

                        By: /s/ William T. Griffin
                              William T. Griffin
                              Vice President


                        BANKS:

                        NATIONSBANK, N.A.

                        By: /s/ William T. Griffin
                              William T. Griffin
                              Vice President